UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011

California Pizza Kitchen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of principal executive offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 5, 2011, California Pizza Kitchen, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended April 3, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1        Press release, dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2011	California Pizza Kitchen, Inc.
a Delaware corporation

	By:	/s/ Richard L. Rosenfield
Co-Chairman of the Board, Co-Chief Executive Officer,
and Co-President

	By:	/s/ Larry S. Flax
Co-Chairman of the Board, Co-Chief Executive Officer,
and Co-President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 5, 2011